UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2023
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

The Board of Directors of Lions Gate Entertainment Corp. (the “Company”) has established that the Company’s 2023 Annual General and Special Meeting of Shareholders (the “2023 Annual Meeting”) will be held on Tuesday, November 28, 2023. Shareholders of record at the close of business on October 9, 2023 will be entitled to notice of and, if their shares are entitled to vote, to vote at the 2023 Annual Meeting. The time and location of the 2023 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting.

Because the 2023 Annual Meeting will be held more than 30 days after the anniversary of the Company’s 2022 Annual General and Special Meeting of Shareholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing shareholders of such change. Furthermore, new deadlines under the Exchange Act have been set for submission of proposals by shareholders intended to be presented at the 2023 Annual Meeting and included in the Company’s proxy statement for the 2023 Annual Meeting. The deadline for submission of proposals by shareholders under the Business Corporations Act (British Columbia) (the “BCA”) has already passed.

However, in accordance with Rule 14a-8 under the Exchange Act, shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company a reasonable time before the Company begins to print and send its proxy materials for the meeting. For the purposes of the 2023 Annual Meeting, the Company has determined that September 29, 2023 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. The public announcement of an adjournment or postponement of the date of the 2023 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Additionally, in order for a shareholder entitled to vote to submit a nominee for director at the 2023 Annual Meeting and for such nominee to be included in the Company’s proxy materials for the 2023 Annual Meeting, such shareholder must give notice to the Company of such nominee and such notice must be received no later than the close of business on September 29, 2023, which is the 60th day prior to the 2023 Annual Meeting. In addition, any shareholder who intends to solicit proxies in support of director nominees other than those nominees nominated by the Company must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

Proposals and notices under the Exchange Act must be in writing and addressed to Lions Gate Entertainment Corp., Attn: Office of the General Counsel, 2700 Colorado Avenue, Santa Monica, CA 90404, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act, including, without limitation, Rules 14a-8 and 14a-19, and the Articles.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2023	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

		By:	/s/ James W. Barge
		Name:	James W. Barge
		Title:	Chief Financial Officer